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                                 Exhibit 10

        Form of SGV Bancorp, Inc. Amended 1997 Stock-Based Incentive Plan


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                          SGV BANCORP, INC. AMENDED
                       1997 STOCK-BASED INCENTIVE PLAN
                        (AS AMENDED ON JULY 24, 1998)

1.    DEFINITIONS.
      -----------

      (a) "Affiliate" means any "subsidiary corporation" of the Holding Company, as such term is defined in Section 424(f) of the Code.

      (b) "Association" means First Federal Savings and Loan Association of San Gabriel Valley.

      (c) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights and Stock Awards.

      (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award granted under the Plan.

      (e) "Board of Directors" means the board of directors of the Holding Company.

      (f) "Change in Control"  means a change in control of the  Association  or
Holding Company of a nature that (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act; (ii) results in a "change of control" or "acquisition of control" within the meaning of the regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) found at 12 C.F.R. Part 574, as in effect on the date hereof; PROVIDED, HOWEVER, that in applying the definition of change in control as set forth under such regulations the Board of Directors shall substitute its judgment for that of the OTS; or (iii) without limitation Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding securities except for any securities of the Association purchased by the Holding Company and any securities purchased by any tax-qualified employee benefit plan of the Association; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under the Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs in which the Association or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Association or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or



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securities not issued by the Association or the Holding Company; or (E) a tender offer is made and accepted for 20% or more of the voting securities of the Association or the Holding Company.

      (g) "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means the committee designated by the Board of Directors pursuant to Section 2 to administer the Plan.

      (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

      (j) "Date of Grant" means the effective date of an Award.

      (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate.

      (l) "Effective Date" means July 24, 1998. The original effective date for the Plan was July 21, 1997.

      (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

      (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

           (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market;

           (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

           (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

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      Whenever possible, the determination of Fair Market Value by the Committee shall  be  based  on  the  prices  reported  in The  Wall  Street  Journal.  The
                                                --------------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

      (q) "Holding Company" means SGV BANCORP, INC.

      (r) "Incentive Stock Option" means a stock option granted to a Participant pursuant to Section 7 of the Plan that is intended to meet the requirements of
Section 422 of the Code.

      (s) "Limited  Right" means an Award granted to a  Participant  pursuant to
Section 8 of the Plan.

      (t) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

      (u)  "Option"  means  an  Incentive  Stock  Option  or Non-Statutory Stock
Option.

      (v) "Outside Director" means a member of the Board of Directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

      (w) "Participant" means any person who holds an outstanding Award.

      (x) "Performance Award" means an Award granted to a Participant pursuant to Section 10 of the Plan.

      (y) "Plan" means the SGV BANCORP, INC. Amended 1997 Stock-Based Incentive Plan.

      (z) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the First Federal Savings and Loan Association of San Gabriel Valley Employees' Savings and Profit Sharing Plan if the individual were a participant in such Profit Sharing Plan or (ii) if the individual was not a participant in such Profit Sharing Plan, under circumstances designated as a Retirement by the Committee. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

      (aa) "Stock  Award" means an Award  granted to a  Participant  pursuant to
Section 9 of the Plan.

      (bb) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors by a vote of the Directors in accordance with the Holding Company's Bylaws

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and  Delaware  law or, in the case of an Employee,  unless  defined  differently under any employment agreement between the Employee and the Holding Company or an Affiliate, termination of employment caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, as determined by the Board of Directors. No act, or failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or an Affiliate.

      (cc) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Plan assets for the purposes set forth herein.

      (dd) "Trustee" means any person or entity approved by the Board of Directors to hold legal title to any of the Trust assets for the purposes set forth under the Plan.

2.    ADMINISTRATION.
      --------------

      (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

      (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in

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accordance  with the Plan, but each Award  Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Award Agreement (i) the type of Award granted (ii) the Exercise Price of an Option, (iii) the number of shares subject to the Award; (iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

      (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.    TYPES OF AWARDS AND RELATED RIGHTS.
      ----------------------------------

      The following Awards may be granted under the Plan:

      (a)  Non-Statutory Stock Options
      (b)  Incentive Stock Options
      (c)  Limited Rights
      (d)  Stock Awards

4.    STOCK SUBJECT TO THE PLAN.
      -------------------------

      Subject to adjustment as provided in Section 15 hereof, for each calendar year from and including 1997 through the year 2006, Common Stock equal to an amount of up to one percent (1%) of the adjusted average common shares outstanding of the Holding Company used to calculate fully diluted earnings per share as reported in the annual report to shareholders for the preceding year, shall become available for issuance under the Plan. In addition, (a) shares of Common Stock available for issuance under the Plan in previous years but not actually issued, shall be added to the aggregate number of shares of Common Stock available for issuance in that calendar year under the Plan; and (b) any shares of Common Stock which are exchanged by a Participant as full or partial payment to the Holding Company in connection with the exercise of a stock option awarded under the Plan shall be added to the aggregate number of shares of Common Stock available for issuance in the following calendar year.


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      However,  for each calendar year from and including  1997 through the year
2006, in no event, except as subject to adjustment as provided in Section 15, shall more than 230,000 shares of Common Stock be cumulatively available for issuance pursuant to the exercise of Incentive Stock Options awarded under the Plan.

      Any shares issued under the Plan may consist in whole or in part of authorized and unissued shares or of treasury shares, and no fractional shares may be issued under the Plan.

5.    ELIGIBILITY.
      -----------

      Subject to the terms of the Plan, the Committee, in its sole discretion, may grant Awards to any or all Employees and Outside Directors, as well as to consultants and advisors of the Holding Company or an Affiliate.

6.    NON-STATUTORY STOCK OPTIONS.
      ---------------------------

      The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-statutory Stock Options upon such terms and conditions as it may determine, consistent with the following provisions.

      (a) Exercise  Price.  The Committee  shall determine the Exercise Price of
          ---------------
each Non- statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Terms of  Non-statutory  Stock Options.  The Committee shall determine
          --------------------------------------
the term during which a Participant may exercise a Non-statutory Stock Option, but in no event may a Participant exercise a Non-statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-statutory Stock Option prior to each Non-statutory Stock Option becoming exercisable. The shares of Common Stock underlying each Non-statutory Stock Option or any portion thereof which has become exercisable may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option.

      (c)  Non-Transferability.  Unless otherwise determined by the Committee in
           -------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non- statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant

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is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non- statutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

      (d)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee and except as otherwise provided in the Plan, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, Change in Control, or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following the date of such termination.

      (e) Termination of Employment or Service  (Retirement).  Unless  otherwise
          --------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of Retirement and shall remain exercisable for a period of one (1) year following the date of Retirement; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unexercisable Non-statutory Stock Options that were not exercisable by the Participant as of such date shall continue to become exercisable in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director.

      (f)  Termination of Employment or Service  (Disability  or death).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to Disability or death, all unvested Non-statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

      (g) Termination of Employment or Service (Change in Control). In the event
          --------------------------------------------------------
of a Change in Control, all unvested Non-statutory Stock Options held by such Participant shall

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immediately  become exercisable and remain exercisable for a period one (1) year following the Change in Control.

      (h)  Termination  of  Employment  or  Service  (Cause).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (i)  Payment.  Payment  due  to  a  Participant  upon  the  exercise  of a
           -------
Non-statutory Stock Option shall be made in the form of shares of Common Stock.

7.    INCENTIVE STOCK OPTIONS.
      -----------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under the Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine consistent with the following provisions:

      (a) Exercise  Price.  The Committee  shall determine the Exercise Price of
          ---------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Amounts of Incentive  Stock Options.  To the extent the aggregate Fair
          -----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

      (c) Terms of Incentive  Stock Options.  The Committee  shall determine the
          ---------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee, the Employee is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a
Participant must satisfy prior to the Incentive Stock Option becoming exercisable. The shares of Common Stock underlying each Incentive Stock Option may

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be purchased  in whole or in part at any time during the term of such  Incentive
Stock Option after such Option becomes exercisable.

      (d)  Non-Transferability.  No Incentive Stock Option shall be transferable
           -------------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer.

      (e) Termination of Employment  (General).  Unless otherwise  determined by
          ------------------------------------
the Committee and except as otherwise provided in the Plan, upon the termination of an Employee's employment for any reason other than Retirement, Disability or death, Change in Control or Termination for Cause, the Employee's Incentive Stock Options shall be exercisable only as to those Incentive Stock Options that were immediately exercisable by the Employee at the date of termination and only for a period of three (3) months following such termination.

      (f) Termination of Employment (Retirement). Unless otherwise determined by
          --------------------------------------
the Committee, in the event of an Employee's Retirement, the Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Employee at the date of Retirement and remain exercisable for a period of one (1) year following the date of Retirement; provided however, that upon the Employee's Retirement, the Committee, in its discretion, may determine that all unexercisable Incentive Stock Options shall continue to become exercisable in accordance with the Award Agreement if the Employee is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's date of Retirement.

      (g)  Termination  of Employment  (Disability or death).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of the termination of an Employee's service for Disability or death, all unvested Incentive Stock Options held by such Employee shall immediately become exercisable and shall remain exercisable for one (1) year after such termination.

      (h)  Termination  of  Employment  (Change in  Control).  In the event of a
           -------------------------------------------------
Change in Control, all unvested Incentive Stock Options held by such Employee shall immediately become exercisable and shall remain exercisable for one (1) year after such Change in Control, provided that any option originally designated as an Incentive Stock Option shall be treated as a Non-statutory Stock Option to the extent the Participant exercises such Option more than three
(3) months following the Change in Control.

      (i) Termination of Employment (Cause).  Unless otherwise determined by the
          ---------------------------------
Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

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      (j)  Payment.  Payment  due  to a  Participant  upon  the  exercise  of an
           -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

      (k)  Disqualifying  Dispositions.  Each Award Agreement with respect to an
           ---------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition. As of the Effective Date of this Plan, a disqualifying disposition means any disposition of the shares of Common Stock within two years from the date of the grant of the Incentive Stock Option to which such shares relate or within one year of the date such shares are transferred to the Participant pursuant to his exercise of the Incentive Stock Option.

8.     LIMITED RIGHTS.
       --------------

      Simultaneously with the grant of any Option, the Committee may grant a Limited Right with respect to all or some of the shares of Common Stock covered by such Option, subject to the following terms and conditions:

      (a) Terms of Rights.  In no event shall a Limited Right be  exercisable in
          ---------------
whole or in part before the expiration of six (6) months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Holding Company that is not to be accounted for as a pooling of interests or in the event the Holding Company's independent auditors opine that the exercise of such Limited Rights would not adversely affect the accounting treatment intended for the Change in Control. The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option. Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable and shall be terminated. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

      (b) Payment.  Upon exercise of a Limited Right,  the holder shall promptly
          -------
receive from the Holding Company or an Affiliate an amount of cash equal to the difference between the Exercise Price of the underlying Option and the Fair Market Value of the Common Stock subject to such Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

9.     STOCK AWARDS.
       ------------

      The Committee may, subject to the limitations of the Plan, make Stock Awards which shall consist of the grant of some number of shares of Common Stock to a Participant subject to the following terms and conditions:

      (a)  Grants of the Stock  Awards.  Stock  Awards may only be made in whole
           ---------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

      (b) Terms of the Stock Awards.  The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

      (c)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee and except as otherwise provided in the Plan, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death,, Change in Control or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

      (d) Termination of Employment or Service  (Retirement).  Unless  otherwise
          --------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, the Participant's unvested Stock Awards as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director.

      (e)  Termination of Employment or Service  (Disability  or death).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

      (f) Termination of Employment or Service (Change in Control). In the event
          --------------------------------------------------------
of a Change in Control, all unvested Stock Awards held by such Participant shall immediately vest as of the date of the Change in Control.

      (g)  Termination  of  Employment  or  Service  (Cause).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of the Participant's Termination for Cause, all unvested Stock Awards held by such Participant as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

      (h)  Issuance  of  Certificates.   Unless  otherwise  held  in  Trust  and
           --------------------------
registered in the name of the Trustee, (i) reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the SGV Bancorp, Inc. Amended 1997
            Stock-Based Incentive Plan and the Award Agreement entered into between the registered owner of such shares and SGV Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of SGV Bancorp, Inc., 225 North Barranca Street, West Covina, California 91791- 1080."

      Such legend shall not be removed until such shares vest pursuant to the terms of the Plan.

      (ii) Each certificate issued pursuant to this Section 9(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates unless the Committee determines otherwise.

      (i)  Non-Transferability.  Except to the extent permitted by the Code, the
           -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

            (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

            (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

            (iii) If a recipient  of a Stock Award is subject to the  provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six
                  (6) months following the date of grant of the Stock Award.

      (j) Accrual of  Dividends.  Whenever  shares of Common Stock  underlying a
          ---------------------
Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

      (k) Voting of Stock  Awards.  After a Stock Award has been granted but for
          -----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

      (l) Payment.  Payment due to a Participant  upon the redemption of a Stock
          -------
Award shall be made in the form of shares of Common Stock.

10.   PERFORMANCE AWARDS
      ------------------

      (a) The Committee may determine to make any Award under the Plan contingent upon the achievement of any conditions related to the performance of the Holding Company or its Affiliates. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions of performance applicable to the Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code, and shall be subject to the conditions set forth below in paragraphs (b) through
(f).

      (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance criteria will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon achievement of the Performance criteria but may reduce or eliminate the payments as provided for in the Award Agreement.

      (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

      (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

      (f) No Award or portion thereof that is subject to the attainment or satisfaction of a condition or Performance criteria shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance criteria to which the distribution, earning or vesting of such Award is subject has been achieved.

11.   DEFERRED PAYMENTS
      -----------------

      The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

12.    METHOD OF EXERCISE OF OPTIONS
       -----------------------------

      Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration
(including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

13.   RIGHTS OF PARTICIPANTS
      ----------------------

      No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

14.   DESIGNATION OF BENEFICIARY.
      --------------------------

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.   DILUTION AND OTHER ADJUSTMENTS.
      ------------------------------

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

      (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

      No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16.   TAX WITHHOLDING.
      ---------------

      (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

      (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 17 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

17.   NOTIFICATION UNDER SECTION 83(b)
      --------------------------------

      The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of
Section 83(b) of the Code.

18.   AMENDMENT OF THE PLAN AND AWARDS.
      --------------------------------

      (a) Except as provided in paragraph (c) of this Section 18, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.
 Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

      (b) Except as provided in paragraph (c) of this Section 18, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

      (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

            (i) Allowing any Option to be granted with an exercise price below the Fair Market Value of the Common Stock on the Date of Grant.

            (ii) Except as required under Section 15 hereof, allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award without receipt of stockholder approval.

19.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The Plan originally became effective on July 21, 1997; the Amended 1997 Stock-Based Incentive Plan became effective upon approval by the Board of Directors of SGV Bancorp, Inc. on July 24, 1998.

20.   TERMINATION OF THE PLAN.
      -----------------------

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

21.   APPLICABLE LAW.
      --------------

      The Plan will be administered in accordance with the laws of the state of California and applicable federal law.

            IN WITNESS  WHEREOF,  the Holding Company has established this Plan,
as adopted by the Board of  Directors of SGV  Bancorp,  Inc. on                ,
                                                                ---------------
1998.


ADOPTED BY                             SGV BANCORP, INC.
 THE BOARD OF DIRECTORS:


----------------------------      By:  ----------------------------------------
Date                                   For the Entire Board of Directors